Exhibit 28 (a)(xiii)

GAMCO GLOBAL SERIES FUNDS, INC.

ARTICLES SUPPLEMENTARY

GAMCO Global Series Funds, Inc., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: Pursuant to the authority contained in Section 2-105 of the Maryland General Corporation Law and under authority contained in Article (V) of the charter of the Corporation (the “Charter”), a majority of the entire Board of Directors of the Corporation (the “Board of Directors”) adopted resolutions increasing the number of shares of common stock, par value $0.001 per share (the “Common Stock”), that the Corporation is authorized to issue to 1,350,000,000 shares, with an aggregate par value of $1,350,000, and classified and designated such additional authorized but unissued shares of Common Stock as the new class and sub-series set forth below, the shares of each such sub-series having the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of a sub-series of a class of Common Stock as set forth in the Charter.

Class	Sub-Series	Number of Shares
Gabelli Global Mini Mites Fund	Class AAA Stock	120,000,000
	Class A Stock	60,000,000
	Class C Stock	20,000,000
	Class I Stock	150,000,000

SECOND: Prior to the effectiveness of these Articles Supplementary, the Corporation was authorized to issue 1,000,000,000 shares of Common Stock, with an aggregate par value of $1,000,000, all of which were classified and designated as follows:

Designation	Number of Shares
The Gabelli Global Content & Connectivity Fund Stock	200,000,000
The Gabelli Global Content & Connectivity Fund Class AAA Stock	75,000,000
The Gabelli Global Content & Connectivity Fund Class A Stock	50,000,000
The Gabelli Global Content & Connectivity Fund Class B Stock	0
The Gabelli Global Content & Connectivity Fund Class C Stock	25,000,000
The Gabelli Global Content & Connectivity Fund Class I Stock	25,000,000
The Gabelli Global Content & Connectivity Fund Class T Stock	25,000,000
The GAMCO Global Growth Fund Stock	200,000,000
The GAMCO Global Growth Fund Class AAA Stock	75,000,000
The GAMCO Global Growth Fund Class A Stock	50,000,000
The GAMCO Global Growth Fund Class B Stock	0
The GAMCO Global Growth Fund Class C Stock	25,000,000
The GAMCO Global Growth Fund Class I Stock	25,000,000
The GAMCO Global Growth Fund Class T Stock	25,000,000
The Gabelli International Small Cap Fund Stock	200,000,000
The Gabelli International Small Cap Fund Class AAA Stock	75,000,000
The Gabelli International Small Cap Fund Class A Stock	50,000,000

The Gabelli International Small Cap Fund Class B Stock	0
The Gabelli International Small Cap Fund Class C Stock	25,000,000
The Gabelli International Small Cap Fund Class I Stock	25,000,000
The Gabelli International Small Cap Fund Class T Stock	25,000,000
The Gabelli Global Rising Income and Dividend Fund Stock	200,000,000
The Gabelli Global Rising Income and Dividend Fund Class AAA Stock	75,000,000
The Gabelli Global Rising Income and Dividend Fund Class A Stock	50,000,000
The Gabelli Global Rising Income and Dividend Fund Class B Stock	0
The Gabelli Global Rising Income and Dividend Fund Class C Stock	25,000,000
The Gabelli Global Rising Income and Dividend Fund Class I Stock	25,000,000
The Gabelli Global Rising Income and Dividend Fund Class T Stock	25,000,000
The GAMCO Global Entertainment and Media Fund Stock	200,000,000
The GAMCO Global Entertainment and Media Fund Class AAA Stock	100,000,000

THIRD: Immediately after the effectiveness of these Articles Supplementary, the total number of authorized shares of Common Stock is 1,350,000,000, with an aggregate par value of $1,350,000, all of which are classified and designated as follows:

Designation	Number of Shares
The Gabelli Global Content & Connectivity Fund Stock	200,000,000
The Gabelli Global Content & Connectivity Fund Class AAA Stock	75,000,000
The Gabelli Global Content & Connectivity Fund Class A Stock	50,000,000
The Gabelli Global Content & Connectivity Fund Class B Stock	0
The Gabelli Global Content & Connectivity Fund Class C Stock	25,000,000
The Gabelli Global Content & Connectivity Fund Class I Stock	25,000,000
The Gabelli Global Content & Connectivity Fund Class T Stock	25,000,000
The GAMCO Global Growth Fund Stock	200,000,000
The GAMCO Global Growth Fund Class AAA Stock	75,000,000
The GAMCO Global Growth Fund Class A Stock	50,000,000
The GAMCO Global Growth Fund Class B Stock	0
The GAMCO Global Growth Fund Class C Stock	25,000,000
The GAMCO Global Growth Fund Class I Stock	25,000,000
The GAMCO Global Growth Fund Class T Stock	25,000,000

The Gabelli International Small Cap Fund Stock	200,000,000
The Gabelli International Small Cap Fund Class AAA Stock	75,000,000
The Gabelli International Small Cap Fund Class A Stock	50,000,000
The Gabelli International Small Cap Fund Class B Stock	0
The Gabelli International Small Cap Fund Class C Stock	25,000,000
The Gabelli International Small Cap Fund Class I Stock	25,000,000
The Gabelli International Small Cap Fund Class T Stock	25,000,000
The Gabelli Global Rising Income and Dividend Fund Stock	200,000,000
The Gabelli Global Rising Income and Dividend Fund Class AAA Stock	75,000,000
The Gabelli Global Rising Income and Dividend Fund Class A Stock	50,000,000
The Gabelli Global Rising Income and Dividend Fund Class B Stock	0
The Gabelli Global Rising Income and Dividend Fund Class C Stock	25,000,000
The Gabelli Global Rising Income and Dividend Fund Class I Stock	25,000,000
The Gabelli Global Rising Income and Dividend Fund Class T Stock	25,000,000
The GAMCO Global Entertainment and Media Fund Stock	200,000,000
The GAMCO Global Entertainment and Media Fund Class AAA Stock	100,000,000

Gabelli Global Mini Mites Fund Stock	350,000,000
Gabelli Global Mini Mites Fund Class AAA Stock	120,000,000
Gabelli Global Mini Mites Fund Class A Stock	60,000,000
Gabelli Global Mini Mites Fund Class C Stock	20,000,000
Gabelli Global Mini Mites Fund Class I Stock	150,000,000

FOURTH: The shares of Common Stock described above in Article FIRST have been classified and designated by the Board of Directors under the authority contained in the Charter. These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.

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IN WITNESS WHEREOF, GAMCO Global Series Funds, Inc. has caused these presents to be signed in its name and on its behalf as of July 12, 2018 by its duly authorized officers who acknowledge that these Articles Supplementary are the act of the Corporation and that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles are true in all material respects and that this statement is made under the penalties for perjury.

GAMCO GLOBAL SERIES FUNDS, INC.

ATTEST:

/s/ Andrea R. Mango		By:	/s/ Bruce N. Alpert
Name:	Andrea R. Mango	Name:	Bruce N. Alpert
Title:	Secretary	Title:	President